BRANDES CORE PLUS FIXED INCOME FUND
Summary Prospectus
Class I Ticker Symbol: BCPIX Class E Ticker Symbol: BCPEX Class A Ticker Symbol: BCPAX	January 30, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesfunds.com/bcpix/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807 or by email at info@brandesfunds.com.  The Fund's Prospectus and Statement of Additional Information dated January 30, 2015 are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Core Plus Fixed Income Fund (the “Core Plus Fund” or “Fund”) seeks to maximize long-term total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Plus Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 23 of the Prospectus and “Additional Purchase and Redemption Information” on page B-78 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class E		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		3.75%		None		None
Maximum Deferred Sales Charge (Load)		None*		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class E		Class I
Management Fees		0.35%		0.35%		0.35%
Distribution (12b-1) Fees		0.25%		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None
Other Expenses(1)	0.79%		0.79%		0.84%
Total Other Expenses		0.79%		1.04%		0.84%
Total Annual Fund Operating Expenses		1.39%		1.39%		1.19%
Less: Fee Waiver and/or Expense Reimbursement		-0.69%		-0.69%		-0.69%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.70%		0.70%		0.50%

*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” have been restated to reflect current expenses. In addition, “Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the Core Plus Fund’s Class A, Class E and Class I annual operating expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 31, 2016: 0.70%, 0.70%, and 0.50%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

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Example
This Example is intended to help you compare the costs of investing in the Core Plus Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$444	$733	$1,044	$1,923
Class E	$72	$372	$695	$1,609
Class I	$51	$309	$588	$1,382

Portfolio Turnover
The Core Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.63% of the average value of its portfolio.

Principal Investment Strategies
The Core Plus Fund invests at least 80% of its net assets measured at the time of purchase in fixed income securities.  These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities. The Fund may invest up to 25% of its total fixed income assets, measured at the time of purchase, in securities not denominated in U.S. dollars and may engage in currency hedging. Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Core Plus Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  (Up to 25% of the Fund’s total debt securities may be in high yield bonds.)  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity or the Advisor’s assessment of the security’s intrinsic value declines.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

Principal Investment Risks
Because the values of the Core Plus Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Core Plus Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Bank Debt Risk – Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Core Plus Fund may obtain less than the full value for the loan interests when sold.

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•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Core Plus Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is unwilling or unable to pay or perform in a timely fashion.

•
Currency Risk – Because the Core Plus Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income.

•
Equity Market Risk – The Core Plus Fund may invest in preferred stocks.  The values of equity securities fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Core Plus Fund invests.

•
Emerging Markets Risk – Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

•
Interest Rate Risk – As with most fixed income funds, the income on and value of your shares in the Core Plus Fund will fluctuate along with interest rates.  When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Core Plus Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Illiquid securities may also be difficult to value.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Core Plus Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Non-Investment Grade (High Yield Bond) Securities Risk – Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Core Plus Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

•
U.S. Government Obligations Risk – Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government.  While this guarantee should ensure the timely repayment of all principal and interest, it does not mean that the market value of such securities cannot be adversely impacted by changes in interest rates, similar to non-U.S. government-issued fixed income securities.  Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

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Performance
The following performance information shows you how the Core Plus Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table that follows compares the Fund’s returns over time to broad-based securities indices.  The bar chart and table assumes reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Funds will perform in the future.  Updated performance is available on the Fund’s website www.brandesfunds.com.

Year-by-Year Total Returns as of December 31,
for Class I Shares

Best Quarter	Q3	2009	7.55%
Worst Quarter	Q3	2008	-8.97%

Brandes Core Plus Fixed Income Fund
Average Annual Total Returns
For the period ending December 31, 2014
Brandes Core Plus Fixed Income Fund	1 Year	5 Years	Since Inception (December 28, 2007)
Class A Shares – Return Before Taxes	-0.01%	4.96%	3.73%
Class E Shares – Return Before Taxes	4.16%	5.93%	4.42%
Class I Shares – Return Before Taxes	4.41%	6.12%	4.61%
Return After Taxes on Distributions	3.08%	4.13%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	4.05%	2.81%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.81%

Class I shares commenced operation on December 28, 2007.  Class E shares commenced operation on May 28, 2008.  Performance shown for the Class E shares prior to May 28, 2008 reflects the performance of the Class I shares restated to reflect Class E expenses.  Class S shares never commenced operations.  They were redesignated as Class A shares and commenced operations on January 31, 2013.  Performance shown prior to the inception of Class A shares on January 31, 2013, reflects the performance of Class I shares, restated to reflect Class A sales loads and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only and after-tax returns for other Classes will vary.

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Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2007
David J. Gilson, CFA	Associate Portfolio Manager/Analyst and Fixed Income Investment Committee Member	2007
Timothy M. Doyle, CFA	Fixed Income Portfolio Manager and Fixed Income Investment Committee Member	2012

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandes Core Plus Fixed Income Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Class A and Class E
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Tax Information
The Core Plus Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Core Plus Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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